PSEG Earnings Conference Call 4 Quarter & Full Year 2017 February 23, 2018 Public Service Enterprise Group EXHIBIT 99.1 th

Forward-Looking Statements
Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,”
“hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made
by
us
herein
are
discussed
in
filings
we
make
with
the
United
States
Securities
and
Exchange
Commission
(SEC)
including
our
Annual
Report
on
Form
10-K
and
subsequent
reports
on
Form
10-Q and Form 8-K.  These factors include, but are not limited to:
•     fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;
•     our ability to obtain adequate fuel supply;
•     any inability to manage our energy obligations with available supply;
•     increases in competition in wholesale energy and capacity markets;
•     changes in technology related to energy generation, distribution and consumption and customer usage patterns;
•     economic downturns;
•     third party credit risk relating to our sale of generation output and purchase of fuel;
•     adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements;
•     changes in state and federal legislation and regulations;
•     the impact of pending rate case proceedings;
•     regulatory, financial, environmental, health and safety risks associated with our ownership and operation of nuclear facilities;
•     adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning;
•     changes in federal and state environmental regulations and enforcement;
•     delays in receipt of, or an inability to receive, necessary licenses and permits;
•     adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry;
•     changes in tax laws and regulations;
•     the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends;
•     lack of growth or slower growth in the number of customers or changes in customer demand;
•     any inability of Power to meet its commitments under forward sale obligations;
•     reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity;
•     any inability to successfully develop or construct generation, transmission and distribution projects;
•     any
equipment
failures,
accidents,
severe
weather
events
or
other
incidents
that
impact
our
ability
to
provide
safe
and
reliable
service
to
our
customers;
•     our inability to exercise control over the operations of generation facilities in which we do not  maintain a controlling interest;
•     any inability to recover the carrying amount of our long-lived assets and leveraged leases;
•     any inability to maintain sufficient liquidity;
•     any inability to realize anticipated tax benefits or retain tax credits;
•     challenges associated with recruitment and/or retention of key executives and a qualified workforce;
•     the impact of our covenants in our debt instruments on our operations; and
•     the impact of acts of terrorism, cybersecurity attacks or intrusions.
All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
1

GAAP Disclaimer
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in
addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).
Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating
Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM)
accounting and material one-time items.  Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating
Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last three slides in this presentation (Slides A, B and C) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating
Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears.
Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP
Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted
EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP
Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.
Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure.  Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.
These
materials
and
other
financial
releases
can
be
found
on
the
PSEG
website
at
www.pseg.com,
under
the
Investors
tab.
From
time
to
time,
PSEG,
PSE&G
and
PSEG
Power
release
important
information
via
postings
on
their
corporate
website
at
http://investor.pseg.com.
Investors
and
other
interested
parties
are
encouraged
to
visit
the
corporate
website
to
review
new
postings.
The
“email
alerts”
link
at
http://investor.pseg.com
may
be
used
to
enroll
to
receive
automatic
email
alerts
and/or
really
simple
syndication
(RSS)
feeds
regarding
new
postings
at
http://investor.pseg.com/rss.
2

PSEG 2017 Q4 and Full Year Review Ralph Izzo Chairman, President and Chief Executive Officer

PSEG –
Exceeded mid-point of guidance in 2017,
well positioned for 2018
* See Slides A, B and C for Items excluded from Net Income (Loss) to reconcile to Operating Earnings (non-GAAP).
4
Highlights
Net Income of $1.88 vs. Net Loss of $(0.19) per share in Q4 2016; Net Income of $3.10 in 2017
vs. $1.75
per
share
in
2016
–
Tax reform and early retirement of Hudson & Mercer influenced results
Non-GAAP Operating Earnings* results of $0.57 vs. $0.54 per share in Q4 2016; Full-year, non-GAAP
Operating Earnings* of $2.93 vs. $2.90 per share in 2016 and 2017 guidance of $2.80 to $3.00 per share
PSE&G non-GAAP results up 8.6%, benefiting from increased investment in electric and gas T&D
PSEG Power results were at the top end of 2017 guidance, aided by cost control and improved nuclear performance
Operational Excellence
Nuclear fleet capacity factor improved to 94%; Hope Creek attained 100% capacity factor & record output
PSE&G named most reliable Utility in the Mid-Atlantic region for the 16th year in a row
Disciplined Capital Investment
PSE&G’s investment program to upgrade transmission, replace cast-iron pipe and improve the resilience of electric distribution system totaled $3.1 billion in 2017; PSEG Power invested ~$1 billion constructing three new, highly efficient gas-fired CCGTs; Keys and Sewaren expected to be in-service mid-2018
Regulatory & Policy Focus
Filed PSE&G NJ distribution base rate review seeking a modest 1% increase in revenue
PSE&G to return expected benefits of ~$275 million to customers related to lower tax rates plus returning excess deferred taxes
PSEG Power continues to work with key stakeholders in New Jersey on legislation supporting continued
operation of nuclear capacity as part of a broader bill that aligns with the state’s energy policy goals

PSEG Q4 Results Summary –
Solid quarterly results
Quarter ended December 31
*See Slide A for Items excluded from Net Income (Loss) to reconcile to Operating Earnings (non-GAAP).
$ millions (except EPS)
2017
2016
Change
Net Income/(Loss)
$  956
$  (98)
$  1,054
Reconciling Items
(667)
377
(1,044)
Operating Earnings (non-GAAP)*
$  289
$  279
$  10
$  1.88
$ (0.19)
$  2.07
$  0.57
$  0.54
$  0.03
5
EPS from Net Income/(Loss)
EPS from Operating Earnings (non-GAAP)*

Full Year Results –
Exceeded midpoint of guidance
Twelve Months ended December 31
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
$ millions (except EPS)
2017
2016
Change
Net Income
$  1,574
$  887
$  687
Reconciling Items
(86)
588
(674)
Operating Earnings (non-GAAP)*
$  1,488
$  1,475
$  13
EPS from Net Income
$  3.10
$  1.75
$  1.35
EPS from Operating Earnings (non-GAAP)*
$  2.93
$  2.90
$  0.03
6

PSEG 2017 -
Executing on Regulatory and Policy Initiatives
NJ
Distribution
Base
Rate
Proceeding
Filed NJ base rate review January 12, 2018
Long-Term
Infrastructure
Investment
Platform
In July, PSE&G filed for a 5-year, $2.7 billion extension of the Gas System Modernization
Program (GSMP II)
In October, the BPU approved $69 million of PSE&G’s request to extend its investment in Energy Efficiency (EE)
In December, the BPU finalized its rule on the Infrastructure Investment Program (IIP)
providing for 5-year investment programs
PSE&G preparing a multi-year filing for the extension of Energy Strong
PSE&G developing a large, multi-year EE investment program to bring benefits to a broader group of customers
Preserving
the
Value
of
Nuclear
Supply
Advocating for legislative strategy to recognize the value of nuclear energy under terms and conditions that provide proper incentives for long-term operation
Ensuring
Federal
Regulatory
and
Policy
Framework
PJM continuing reform of Price Formation on several issues
FERC focus on electric system resiliency ongoing through continuing dialogue with RTOs
7

Tax reform and growth in utility infrastructure investment
drives increase in earnings
PSEG –
2018 Non-GAAP Earnings Guidance +6% over 2017
Non-GAAP
Operating
Earnings*
Contribution
by
Subsidiary
(%)
2017
Actual
and
2018
Guidance
* See Slides A, B and C for Items excluded from Net Income (Loss) to reconcile to Operating Earnings (non-GAAP).
** Based
on
the
mid-point
of
2018
non-GAAP
Operating
Earnings
guidance
of
$3.00
-
$3.20
per
share.
E
=
Estimate.
8
2017
2018E**
$2.93
$3.00 -
$3.20E
PSE&G
represents
approximately
two-thirds of
2018
Operating
Earnings
Guidance

PSEG Annual Dividend –
Increased 4.7% to $1.80 per share
*INDICATIVE ANNUAL 2018 PSEG COMMON DIVIDEND RATE PER SHARE. E=ESTIMATE.
**2018E
PAYOUT
RATIO
REFLECTS
THE
INDICATIVE
ANNUAL
DIVIDEND
RATE
DIVIDED
BY
THE
MID-POINT
OF
2018
NON-GAAP
OPERATING
EARNINGS
GUIDANCE
OF
$3.00
-
$3.20
PER
SHARE.
9
Payout
Ratio
44%
43%
44%
50%
58%
56%
54%
54%
57%
59%
58%**
Building on a 111-year history of returning cash to our shareholders
PSEG Annual Dividend Rate
5 year rate of growth: 4.6%
10 year rate of growth: 3.4%

PSEG 2017 Q4 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG –
Q4 Results by Subsidiary
GAAP Net Income/(Loss)
2017
2016
Change
PSE&G
$  0.43
$  0.38
$  0.05
PSEG Power
$  1.20
$ (0.59)
$  1.79
PSEG Enterprise/Other
$  0.25
$  0.02
$  0.23
Total PSEG
$  1.88
$ (0.19)
$  2.07
Non-GAAP Operating Earnings*
2017
2016
Change
PSE&G
$  0.41
$  0.38
$  0.03
PSEG Power
$  0.20
$  0.13
$  0.07
PSEG Enterprise/Other
$ (0.04)
$  0.03
$  (0.07)
Total PSEG*
$  0.57
$  0.54
$  0.03
*See Slides A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G, PSEG Power
and PSEG Enterprise/Other.
PSEG Q4 EPS Summary –
Quarter ended December 31
11

$0.54
0.03
0.07
$0.57
$1.88
($0.19)
-$0.50
$0.00
$0.50
$1.00
$1.50
$2.00
(0.07)
PSEG EPS Reconciliation –
Q4 2017 versus Q4 2016
* See Slide A for Items excluded from Net Income (Loss) to reconcile to Operating Earnings (non-GAAP).
Q4 2017
Net
Income
Q4 2016
Net
(Loss)
PSEG
Power
PSE&G
Enterprise/
Other
Q4 2016
Operating
Earnings
(non-GAAP)*
Q4 2017
Operating
Earnings
(non-GAAP)*
Ongoing utility investment, cost control at Power and strong operations contributed to Q4 results
Capacity  0.02
Volume  0.01
Gas Send-out
0.01
Re-contracting
(0.01)
O&M  0.03
Interest, Taxes
and Other  0.01
Transmission
0.03
Energy
Strong & GSMP
recovery  0.01
Weather  0.01
O&M  (0.02)
PSEG
Foundation
Contribution
(0.03)
Tax Items
(0.02)
Interest and
Other  (0.02)
12

PSEG –
Year-to-Date Results by Subsidiary
GAAP Net Income/(Loss)
2017
2016
Change
PSE&G
$   1.92
$  1.75
$  0.17
PSEG Power
$   0.94
$  0.04
$  0.90
PSEG Enterprise/Other
$   0.24
$ (0.04)
$  0.28
Total PSEG
$  3.10
$  1.75
$  1.35
Non-GAAP Operating Earnings*
2017
2016
Change
PSE&G
$  1.90
$  1.75
$  0.15
PSEG Power
$  1.00
$  1.01
$ (0.01)
PSEG Enterprise/Other
$  0.03
$  0.14
$ (0.11)
Total PSEG*
$  2.93
$  2.90
$ 0.03
*See Slides A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G, PSEG Power
and PSEG Enterprise/Other.
PSEG YTD EPS Summary –
Twelve Months ended December 31
13

PSEG EPS Reconciliation –
YTD 2017 versus YTD 2016
* See
Slide
A
for
Items
excluded
from
Net
Income
to
reconcile
to
Operating
Earnings
(non-GAAP).Year-to-date
columns
**Prior quarter results may not add to year-to-date totals due to rounding.
Capacity  0.05
Gas
Send-out  0.02
Volume  (0.01)
Re-contracting
(0.19)
O&M  0.10
Interest  0.04
Taxes and
Other  (0.02)
Transmission
0.14
Energy Strong &
GSMP recovery
0.06
Weather  (0.02)
Distribution
O&M  0.01
Distribution
D&A  (0.03)
Taxes and Other
(0.01)
YTD 2017
Net
Income
YTD 2016
Net
Income
PSEG**
Power
PSE&G**
Enterprise/
Other**
YTD 2016
Operating
Earnings
(non-GAAP)*
YTD 2017
Operating
Earnings
(non-GAAP)*
Taxes
and Other
(0.05)
Interest
Expense
(0.03)
PSEG
Foundation
Contribution
(0.03)
Utility investment and cost control drove full year 2017 results
(0.01)
0.15
(0.11)
14
(0.01)
0.15
(0.11)
$1.75
$2.90
$2.93
$3.10
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50

PSE&G 2017 Q4 Review

PSE&G EPS Reconciliation –
Q4 2017
versus Q4 2016
* See Slide B for Items excluded from Net Income to reconcile to non-GAAP Operating Earnings for PSE&G.
Continued investment in reliability and resiliency offset higher O&M
16
Transmission  0.03
Energy Strong
& GSMP
recovery  0.01
Weather  0.01
O&M
$0.38
$0.38
0.05
$0.41
$0.43
(0.02)
0.00
0.10
0.20
0.30
0.40
0.50
0.60
Q4 2016
Operating
Earnings*
(non-GAAP)
Q4 2017
Operating
Earnings*
(non-GAAP)
Q4 2017
Net
Income
Q4 2016
Net
Income

Q4
2017
vs.
Q4
2016
vs.
Q4
Normal
Monthly
Heating
Degree
Days
(HDD)
October
November
December
Q4 2017 winter weather, as defined by
heating degree days, was ~5% colder than
Q4 2016 and on par with a Normal Q4
FY 2017 Summer weather was ~14% cooler
than 2016 and 3% warmer than Normal
17
Winter
Weather
Summary
(HHD)
FY
2017
vs.
FY
2016
vs.
FY
Normal
Summer Weather Summary (THI)
FY
2017
vs.
FY
2016
vs.
FY
Normal
FY 2017 Winter weather was similar to 2016
and ~6% warmer than Normal.
110
552
934
223
460
844
252
526
815
0
100
200
300
400
500
600
700
800
900
1,000
2017
2016
Normal
4,670
4,365
4,385
2,000
3,000
4,000
5,000
2017
2016
Normal
16,126
19,453
16,644
5,000
10,000
15,000
20,000
2017
2016
Normal
PSE&G – Q4 & Full Year Weather Summary

PSE&G 2018 Distribution Rate Case Filing Summary
18
•
Dockets
ER 18010029 (Electric) and GR 18010030 (Gas)
•
Filed
January 12, 2018;  Anticipate new rates  Fourth Quarter 2018
•
Test year –
July 1, 2017 through June 30, 2018 (with certain pro forma adjustments)
•
Rate base of $9.6B ($5.6B E; $4B G) as of December 31, 2018
•
ROE
request of 10.3%;  Capitalization structure with 54% equity
•
Requested Increase:
~1% relative to overall revenue
•
O&M and Sales are roughly flat to last rate case eight years ago
•
Capital
recovery
beyond
clauses
and
$125M
increase
in
Depreciation
rate
•
Decoupling
of revenues from sales volumes
•
Taxes  –
lower tax rate and flow back of deferred taxes to offset storm costs and reduce impact on customer bills
•
Pending updates:
•
Taxes  -
BPU order to lower rates effective April 1 will accelerate savings planned in rate case; update for other tax impacts such as loss of bonus depreciation
•
9x3 update to be filed in May
Overall bill for the typical PSE&G residential customer, even after consideration of the ~1% request, would remain >15% lower than bills after last base rate case

PSE&G –
Q4 Highlights
PSE&G filed its distribution base rate case in mid-January
BPU finalized rules related to the Infrastructure Investment Program (IIP) in December
2018
FERC
transmission
formula
rates
placed
into
effect
January
1
were
adjusted
lower
by
$148
million to
reflect benefits of tax reform; PSE&G anticipates returning $130 million to distribution customers resulting in a total of ~$275 million to be returned to customers related to tax reform
Residential gas customers receiving BGSS bill credits totaling ~$100 million during Winter 2017-18
Anticipate filing an Energy Strong extension and a sizable Clean Energy program during 2018
PSE&G
2018
non-GAAP
Operating
Earnings
guidance
range
is
$1,000
-
$1,030
million,
a
5%
increase
over 2017 results of $963 million
PSE&G invested $3.1 billion in 2017 capital expenditures to upgrade, expand and enhance the reliability and resiliency of the electric and gas T&D system
Consolidated rate base grew by 12.5% to $17 billion
PSE&G
named
“Most
Reliable
Utility”
in
the
Mid-Atlantic
region
by
ReliabilityOne
for
16
year
in
a
row
On a weather normalized basis, total electric sales were down (0.4%) for the year, as declines in Residential and Industrial sales more than offset growth in the Commercial segment
Gas sales, adjusted for weather, were up 1.2%, led by the Commercial and Industrial segments
19
Operations
Regulatory and Market
Environment
Financial
th

PSEG Power 2017 Q4 Review

21
Capacity  0.02
Volume  0.01
Gas
Send-out  0.01
Re-contracting  (0.01)
PSEG Power EPS Reconciliation –
Q4 2017 versus Q4 2016
O&M
* See Slide B for Items excluded from Net Income (Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG Power.
Interest,
Taxes and
Other
Q4 2017
Net
Income
Q4 2016
Net (Loss)
Q4 2016
Operating
Earnings
(non-GAAP)*
Q4 2017
Operating
Earnings
(non-GAAP)*
1.20
0.00
0.30
0.20
0.10
-0.60
($0.59)
Late Q4 weather, fewer outage-related days
and stringent cost control drove results
$1.20
$0.13
0.03
0.03
0.01
$0.20

Total Nuclear
Total Coal**
Natural Gas
* Excludes solar and Kalaeloa.   ** Includes figures for Pumped Storage.
PSEG Power –
Generation (GWh)*
11,755
11,999
PSEG Power –
Capacity Factors (%)
PSEG
Power
–
Fuel
Costs
22
7,288
7,675
1,343
1,301
3,124
3,023
0
2,000
4,000
6,000
8,000
10,000
12,000
2016
2017
Quarter ended
December 31,
2016
2017
Combined
Cycle
PJM and NY
41.5%
39.6%
Coal**
PA
74.5%
71.3%
CT
10.1%
12.2%
Nuclear
85.3%
89.9%
Quarter ended
December 31,
($ millions)
2016
2017
Gas
$  58
$  75
Coal
31
31
Total Fossil
89
106
Nuclear
49
47
Total Fuel
Cost
$  138
$  153
Total
Generation
(GWh)
11,755
11,999
$ / MWh
11.74
12.75
PSEG Power – Q4 Generation up 2% on improved nuclear output

Total Nuclear
Total Coal**
Natural Gas
* Excludes solar and Kalaeloa.   ** Includes figures for Pumped Storage.
PSEG Power –
Generation (GWh)*
51,510
51,089
PSEG Power –
Capacity Factors (%)
Twelve months
ended
December 31,
2016
2017
Combined
Cycle
PJM and NY
57.2%
46.9%
Coal**
PA
65.1%
77.5%
CT
5.4%
6.0%
Nuclear
86.9%
93.9%
Twelve months ended
December 31,
($ millions)
2016
2017
Gas
$  272
$  300
Coal
109
123
Total Fossil
381
423
Nuclear
203
200
Total Fuel
Cost
$  584
$  623
Total
Generation
(GWh)
51,510
51,089
$ / MWh
11.34
12.19
PSEG Power –
Fuel Costs
23
29,553
31,805
4,776
5,337
17,181
13,947
0
10,000
20,000
30,000
40,000
50,000
60,000
2016
2017
PSEG
Power – YTD Generation down ~1%
on mild Q1/Q3
weather

24
PSEG Power –
Gross Margin Performance
Market prices improved across PJM, NE and NY
Capacity revenues step up June 2017 through May 2018
Regional Performance
Region
Q4 Gross
Margin ($M)
Q4 2017 Performance
PJM
$414
Higher market prices and generation
output
New
England
$27
Higher prices
New York
$13
Higher prices
PSEG Power Gross Margin ($/MWh)
$39
$37
$38
$42
$40
$38
$10
$20
$30
$40
$50
2015
2016
2017
$10
2015
2016
2017
$0
$20
$30
$40
$50
$0
Quarter ended
December 31
Twelve Months ended
December 31

25
Increase in Full Requirements Component Due to:
Growing Renewable Energy/Transmission
Component for Market Risk
Offset by Decline in Energy and Capacity Prices
NJ Basic Generation Service (BGS) 2018 Auction Results
The BGS auction is a critical component of Power’s annual
hedging strategy, accounting for ~ 10 TWh
Note: BGS prices are quoted in $/MWh and reflect PSE&G Zone; results from the 2016-2018 auctions will be the new blended prices beginning June 1, 2018.
~ $59
~ $62
~ $63
$37
-
$38
$33
-
$34
$38
-
$39
$32
-
$33
$30
-
$31
$99.54
$97.39
$96.38
$90.78
$91.77
~ $61
~ $58
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
Three-Year Average
Round the Clock
PJM West Forward
Energy Price

Hedging Update –
Reflects recent BGS auction
Contracted Energy*
* HEDGE
PERCENTAGES
AND
PRICES
AS
OF
FEBRUARY
7,
2018
AND
REFLECT
REVENUES
OF
FULL
REQUIREMENT
LOAD
DEALS
BASED
ON
CONTRACT
PRICE,
INCLUDING
RENEWABLE
ENERGY
CREDITS,
ANCILLARY,
AND
TRANSMISSION
COMPONENTS
BUT
EXCLUDING
CAPACITY.
HEDGES
INCLUDE
POSITIONS WITH MTM ACCOUNTING
TREATMENT AND OPTIONS.
26
2018
2019
2020
Volume TWh
35
34
35
Base Load
% Hedged
100%
95-100%
50-55%
(Nuclear and Base Load Coal)
Price $/MWh
$40
$38
$38
Volume TWh
20-22
25-27
28-30
Intermediate, Combined Cycle,
% Hedged
50-60%
10-15%
0%
Peaking
Price $/MWh
$40
$38
-
Volume TWh
55-57
59-61
63-65
Total
% Hedged
80-85%
55-60%
25-30%
Price $/MWh
$40
$38
$38

Financial
Regulatory and Market
Environment
Operations
PSEG Power –
Q4 Highlights
Q4 output up 2% on higher nuclear production and higher energy prices; full-year 2017 generation of 51 TWh exceeded projected output of 49-50 TWh
Nuclear fleet’s average capacity factor was ~90% in Q4, producing 7.7 TWh of energy; Full-year 2017 capacity factor was ~94%, producing an all-time peak output of 31.8 TWh; Hope Creek achieved a 100% capacity factor for 2017
CCGT fleet capacity factor was ~47% for the year, reflecting lower NJ market demand
Coal production was up 12% for the full year, as competitiveness improved with higher gas prices
NJ Legislature continues to evaluate supportive action to preserve nuclear’s economic viability
PJM price formation reform discussions continue on multiple issues
BGS load for 2018 projected at 10 TWh; Recent BGS auction set a $91.77/MWh price for the PS Zone
Keys Energy Center and Sewaren 7 targeted for mid-2018 in-service; Bridgeport Harbor 5 targeted for mid-2019 in-service
Power invested $1,040 million in 2017 on construction projects at Keys, Sewaren 7 & Bridgeport Harbor 5
Power’s total debt as a percentage of capitalization at December 31 was 29%
Power increased its ARO liability by $276 million to reflect increased risk of nuclear plant closure
Power’s
2018
non-GAAP
Operating
Earnings
guidance
range
is
$485
-
$560
million;
non-GAAP
Adjusted EBITDA guidance for 2018 is $1,075 to $1,180 million
27

PSEG

Tax Cuts and Jobs Act:  PSEG well positioned
Our estimates and analysis are preliminary. The SEC has provided companies one year to finalize 2017 accounting requirements.
Further adjustments in 2018 may be required.
Positive non-utility contribution to earnings, strong balance sheet maintained and lower customer bills mitigate the impact of T&D investment
29
Federal Tax Reform
PSE&G
PSEG Power
Enterprise/Other
Reduction of
Corporate
Tax Rate to 21%
Customer rates lowered
with reduction in tax rate
Return of excess deferred
tax liability –
impact on
cash and rate base growth
dependent on payback
period
Estimated excess
deferred tax balance of
$2.1 Billion at YE 2017
After-tax earnings and cash
flow increase
One-time, non-cash earnings
benefit from reduction in
deferred tax liability reflected
in 2017 GAAP results:  $588
Million
After-tax earnings and cash
flow increase
One-time, non-cash
earnings benefit from
reduction in deferred tax
liability reflected in 2017
GAAP results:  $147 Million
Expensing
of
Capital Expenditures
Bonus
depreciation
eliminated post 2017
Rate base growth
increases by ~1%/year
through 2022 relative to
prior tax rules
100% expensing --
cash flow
increases
Interest Disallowance
Rule
30% Limitation
Based on Tax –
EBITDA
Not applicable
Well positioned given
low debt balance
Well positioned given
low debt balance

Initiating PSEG 2018 Guidance -
By Subsidiary
$ millions (except EPS)
2018E
2017
PSE&G
$1,000 -
$1,030
$963
PSEG Power
$485 -
$560
$505
PSEG Enterprise/Other
$35 -
$35
$20
Operating Earnings (non-GAAP)*
$1,520 -
$1,625
$1,488
Operating EPS (non-GAAP)*
$3.00 -
$3.20E
$2.93
Segment Operating Earnings Guidance and Prior Results
(non-GAAP, except as noted)*
$ millions
2018E
2017
PSEG Power
$1,075 -
$1,180
$1,172
PSEG Power Adjusted EBITDA (non-GAAP)*
* See Slides A and C for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating
Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP).  E = Estimate.
30

PSEG Financial Highlights
Initiating 2018 non-GAAP Operating Earnings guidance of $3.00 -
$3.20 per share
PSE&G’s return of tax benefits reduces the customer bill
PSEG’s 5-Year capital spending forecast of $13 -
$15 billion over the 2018 –
2022
period mainly directed at PSE&G capital program
PSE&G capital spend forecast of $11.5 -
$13.2 billion (GSMP II, Transmission,
upcoming filings for Energy Strong and Clean Energy, as well as benefits from tax reform) supports its five-year, 7 -
9% annual growth in rate base over 2018 –
2022
PSEG Power’s capital program, including completion of new generation, will improve fleet efficiency and geographic diversity
Increased 2018 indicative common dividend by 4.7% to $1.80 per share
Financial position remains strong:
PSEG is a net beneficiary from the Tax Act
Cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capitalization was 50% at December 31
31

PSEG Liquidity as of December 31, 2017
32
Expiration
Total
Available
Company
Facility
Date
Facility
Usage
Liquidity
($ Millions)
PSE&G
5-year Credit Facility
Mar-22
$600
$15
$585
PSEG
Money
Pool
PSEG / Power
5-year Credit Facilities (PSEG)
Mar-22
$1,500
$556
$944
5-Year Credit Facilities (Power)
Mar-22
$1,900
$39
$1,861
3-year LC Facilities (Power)
Mar-20
$200
$112
$88
Total Money Pool
$3,600
$707
$2,893
Total
$4,200
$722
$3,478
$0
PSE&G ST Investment
$223
Total Liquidity Available
$3,701
PSEG Money Pool ST Investment

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	($ millions, Unaudited)			
Net Income (Loss)	$ 956	$ (98)	$ 1,574	$ 887
(Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax (PSEG Power)	(64)	(9)	(133)	(5)
(Gain) Loss on Mark-to-Market (MTM), pre-tax [(a)] (PSEG Power)	167	77	167	168
Hudson/Mercer Early Retirement, pre-tax (PSEG Power)	15	555	975	669
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	-	10	77	147
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform [(b)]	(40)	(256)	(427)	(391)
Tax Reform	(745)	-	(745)	-
Operating Earnings (non-GAAP)	$ 289	$ 279	$ 1,488	$ 1,475
PSEG Fully Diluted Average Shares Outstanding (in millions)	508	508	507	508
	($ Per Share Impact - Diluted, Unaudited)			
Net Income (Loss)	$ 1.88	$ (0.19)	$ 3.10	$ 1.75
(Gain) Loss on NDT Fund Related Activity, pre-tax (PSEG Power)	(0.12)	(0.02)	(0.26)	(0.01)
(Gain) Loss on MTM, pre-tax [(a)] (PSEG Power)	0.33	0.15	0.33	0.33
Hudson/Mercer Early Retirement, pre-tax (PSEG Power)	0.03	1.10	1.92	1.32
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	-	0.02	0.15	0.29
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform [(b)]	(0.08)	(0.52)	(0.84)	(0.78)
Tax Reform	(1.47)	-	(1.47)	-
Operating Earnings (non-GAAP)	$ 0.57	$ 0.54	$ 2.93	$ 2.90

(a) Includes the financial impact from positions with forward delivery months.

(b) Income tax effect calculated at 40.85% statutory rate, except for lease related activity which is calculated at a combined leveraged lease effective tax rate, NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses) from qualified NDT funds.

Reconciliation of Non-GAAP Operating Earnings Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. A

PSE&G Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	($ millions, Unaudited)			
Net Income	$ 220	$ 193	$ 973	$ 889
Tax Reform	(10)	-	(10)	-
Operating Earnings (non-GAAP)	$ 210	$ 193	$ 963	$ 889
PSEG Fully Diluted Average Shares Outstanding (in millions)	508	508	507	508

PSEG Power Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	($ millions, Unaudited)			
Net Income (Loss)	$ 610	$ (302)	$ 479	$ 18
(Gain) Loss on NDT Fund Related Activity, pre-tax	(64)	(9)	(133)	(5)
(Gain) Loss on MTM, pre-tax [(a)]	167	77	167	168
Hudson/Mercer Early Retirement, pre-tax	15	555	975	669
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform[(b)]	(40)	(252)	(395)	(336)
Tax Reform	(588)	-	(588)	-
Operating Earnings (non-GAAP)	$ 100	$ 69	$ 505	$ 514
Depreciation and Amortization, pre-tax [(c)]	77	85	333	329
Interest Expense, pre-tax [(c) (d)]	8	18	48	83
Income Taxes [(c)]	11	(17)	286	275
Adjusted EBITDA (non-GAAP)	$ 196	$ 155	$ 1,172	$ 1,201
PSEG Fully Diluted Average Shares Outstanding (in millions)	508	508	507	508

(a) Includes the financial impact from positions with forward delivery months.

(b) Income tax effect calculated at 40.85% statutory rate, except for NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses) from qualified NDT funds.

(c) Excludes amounts related to Operating Earnings (non-GAAP) reconciling items.

(d) Net of capitalized interest.

Reconciliation of Non-GAAP Operating Earnings and Non-GAAP
Adjusted EBITDA
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss).
B

Reconciliation of Non-GAAP Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss).
C